Share-Based Compensation	12 Months Ended
Jun. 30, 2025
Share-Based Compensation [Abstract]
Share-Based Compensation

Note 12 — Share-Based Compensation

On February 26, 2025, the Group adopted the 2025 Share Incentive Plan, for the purpose of granting share-based compensation awards to employees, directors and consultants to incentivize their performance and align their interests with the Group. The maximum aggregate number of Class A Ordinary Shares which may be issued pursuant to all awards under the 2025 Share Incentive Plan is 360,250, after the retroactive effect of reverse share split on September 8, 2025.

The Group recognized compensation expense for the year ended June 30, 2025 was nil.

As of June 30, 2025, 360,250 Class A Ordinary Shares were issued with retroactive effect of reverse shares split on September 8, 2025 and did not grant to employees. None of the granted and vested shares have been exercised. There was no unrecognized compensation cost related to unvested share options.